UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2006

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2006, PHH Corporation ("PHH", "Company", "we" or "our"), announced certain key operating metrics for the three months and six months ended June 30, 2006 and liquidity information as of June 30, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 1, 2006, March 17, 2006, May 11, 2006 and June 12, 2006, we filed Current Reports on Form 8−K (collectively, the “Form 8-Ks”) with the Securities and Exchange Commission (“SEC”), indicating that we would not meet the SEC deadline to file our Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) because we had not yet finalized our financial statements for the quarter and the year ended December 31, 2005 and the audit of our 2005 financial statements was and is ongoing. We also disclosed that the filing of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 would be delayed beyond their respective SEC filing deadlines. We are working diligently to complete the Form 10-K and commence work on our Quarterly Reports on Form 10-Q, but we are unable at this time to provide an expected date for these filings.

As reported in our prior SEC filings, on February 1, 2005, we began operating as an independent, publicly-traded company pursuant to a spin-off (“Spin-Off”) from Cendant Corporation (“Cendant”). Prior to the Spin-Off, we underwent an internal reorganization which required significant accounting adjustments and certain allocations were made that are now the subject of additional review by us as part of the ongoing preparation of our 2005 financial statements. We previously disclosed in the Form 8-Ks that we are evaluating accounting matters regarding transactions surrounding the Spin-Off and certain other matters not related to the Spin-Off.

On July 17, 2006, after consultation with and review of the conclusions of management, the Audit Committee of our Board of Directors concluded that our audited financial statements for the years ended December 31, 2001, 2002, 2003 and 2004 and our unaudited quarterly financial statements for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 (collectively, the “Prior Financial Statements”) should not be relied upon because of errors in the Prior Financial Statements. We have determined that the correction of these errors is material and will require the restatement of certain of our Prior Financial Statements. Until we are able to correct these errors, the Prior Financial Statements should no longer be relied upon, and financial statements for other periods may also be affected. Further, the audit reports of Deloitte & Touche LLP, our independent registered public accounting firm, relating to our Prior Financial Statements similarly may not be relied upon. The errors also affect financial information for the periods mentioned that we included in certain of our other disclosures, such as in press releases and Current Reports on Form 8-K.

We have identified certain accounting errors in our Prior Financial Statements, including the appropriateness of a portion of mortgage re-insurance premiums being included as a component of the cash flows of our mortgage servicing rights (“MSRs”). Prior to the second quarter of 2003, we capitalized the estimated future cash flows related to mortgage re-insurance premiums as part of our MSRs. We ceased capitalizing new mortgage re-insurance premiums in the second quarter of 2003 and the balance of previously capitalized mortgage re-insurance premiums was fully amortized as of the end of the first quarter of 2005. We intend to change this accounting treatment, which we expect will impact only the timing of revenue recognition. While further analysis is required, we expect this change will result in a reduction in pre-tax income of approximately $108 million in years prior to 2001 and $27 million in 2001, and an offsetting increase in pre-tax income of approximately $44 million in 2002, $70 million in 2003, $19 million in 2004 and $2 million in 2005.

Because the preparation of our financial statements continues, certain of the accounting matters identified at this stage as well as the potential impact of certain of these matters on our financial statements have not yet been finalized and are subject to change. As we continue the process of evaluating the accounting issues identified in the Form 8-Ks and completing the preparation of our financial statements, additional material accounting issues may be identified which, individually or in the aggregate, may result in material impairments to assets and/or material adjustments to or restatements of our financial statements for prior periods or prior fiscal years beyond those we have disclosed.

Our Audit Committee has discussed the matters disclosed in this Item 4.02(a) with Deloitte & Touche LLP.

For more information, see the disclosure in Item 8.01, “Accounting Matters,” below, which is incorporated by reference into this Item 4.02(a).

Item 8.01. Other Events.

Accounting Matters

As previously disclosed in the Form 8-Ks, we are evaluating accounting matters regarding transactions surrounding the Spin-Off and certain other matters not related to the Spin-Off. We have concluded our evaluation of the following accounting matters identified in the Form 8-Ks:

•
After evaluating the documentation and other information concerning the operations of PHH Home Loans LLC, the mortgage joint venture between Cendant and PHH Mortgage Corporation, a wholly-owned subsidiary of PHH, which commenced operations in October 2005, we have determined that the operations of PHH Home Loans, LLC should be consolidated in our financial statements. This is consistent with our historical accounting treatment.

•
After evaluating certain Spin-Off deferred tax assets relating to alternative minimum tax credits and net operating loss carryforwards, we have determined that we will record valuation allowances against these deferred tax assets relating to the net operating loss carryforwards, which will result in the impairment of such deferred tax assets and require a charge to net income of approximately $25 million in 2005.

•
The appropriateness of state tax effective rates included in our income tax provision. As previously disclosed, we have evaluated and resolved the appropriateness of state tax effective rates included in our income tax provision, which we expect will result in a charge to our 2005 net income of approximately $6 million.

•
We have reevaluated the appropriateness of including a portion of mortgage re-insurance premiums as a component of the cash flows of our MSRs. Prior to the second quarter of 2003, we capitalized the estimated future cash flows related to mortgage re-insurance premiums as part of our MSRs. The Company ceased capitalizing new mortgage re-insurance premiums in the second quarter of 2003 and the balance of previously capitalized mortgage re-insurance premiums was fully amortized as of the end of the first quarter of 2005. We intend to change this accounting treatment, which we expect will impact only the timing of revenue recognition. While further analysis is required, we expect this change will result in a reduction in pre-tax income of approximately $108 million in years prior to 2001 and $27 million in 2001, and an offsetting increase in pre-tax income of approximately $44 million in 2002, $70 million in 2003, $19 million in 2004 and $2 million in 2005.

We continue to evaluate the following accounting matters identified in the Form 8-Ks and certain other accounting matters in conjunction with the preparation of our 2005 financial statements:

•
The appropriateness of not recording federal income tax reserves and valuation allowances associated with the amended and restated tax sharing agreement dated as of December 21, 2005 with Cendant post Spin-Off, which may result in the creation of a reserve and/or valuation allowance and a charge to our 2005 net income. This analysis requires an in-depth examination of the tax accounting methodologies previously utilized with respect to a wide range of financial instruments used by the Company in the ordinary course of business, including the tax classification of derivatives, hedges and swaps.

•
The appropriateness of not recording certain amounts relating to an ongoing audit by the Canadian tax authorities of the goods and service tax, which if unfavorably resolved could result in additional taxes, interest and penalties of approximately $16 million in 2005.

•
The $239 million goodwill impairment recorded in the first quarter of 2005 as a result of the Spin-Off. Our analysis of this matter is ongoing and has been complicated by the need to obtain and evaluate certain historical information and documentation going back to 2001.

•
The reevaluation of $21 million of certain intangibles related to trademarks and customer lists in connection with the goodwill reallocation recorded at the time of the Spin-Off and the resulting goodwill impairment previously recorded in the first quarter of 2005, which may result in a reclassification to goodwill and an impairment of such goodwill and could potentially be reflected as a charge to our 2005 net income of as much as $21 million. Our analysis of this $21 million of intangibles is ongoing and we expect that this matter will be resolved in conjunction with the resolution of the $239 million goodwill impairment taken at the time of the Spin-Off.

•
The appropriateness of the timing of revenue recognition related to loan sales from PHH Mortgage Corporation, to Bishops Gate Residential Mortgage Trust (“Bishop’s Gate”), a consolidated special purpose entity, prior to the adoption of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”), and the accounting for derivatives and hedging activities related to loans held for sale under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”). Prior to the date of adoption of FIN 46 in the second quarter of 2003 and the related consolidation of Bishop’s Gate, we recorded loan sales to Bishop’s Gate at the time of sale; however, the gain on sale was deferred until we completed our obligation to assist Bishop’s Gate in selling those loans to third-party investors. In addition, we employed derivatives to hedge our interest rate risk from interest rate lock commitments, loans held for sale, and loans held by Bishop’s Gate and used hedge accounting from the date of adoption of SFAS 133 in the first quarter of 2001 through the third quarter of 2003. We discontinued hedge accounting in the fourth quarter of 2003 and developed enhanced systems to meet the documentation requirements of SFAS 133 and resumed hedge accounting late in the first quarter of 2004. This assessment may result in the identification of errors in the timing of revenue recognition for the periods in 2004 and prior. While further analysis is required, we estimate the potential impact related to these items could result in increases in pre-tax income of approximately $17 million in years prior to 2001 and $39 million in 2001 and offsetting decreases in pre-tax income of approximately $24 million in 2002, $30 million in 2003 and $2 million in 2004. We do not expect that this change in accounting treatment will impact pre-tax income in 2005.

•
The reevaluation of contemporaneous documentation required to employ SFAS 133 hedge accounting to certain financial instruments used to hedge interest rate risk for the years 2002 through 2005. While further analysis is required, this reevaluation may result in the disallowance of hedge accounting previously used for these hedging arrangements. We estimate the aggregate potential impact could result in a net increase to pre-tax income of $20 million in 2002, partially offset by net decreases to pre-tax income of $7 million in 2003, $5 million in 2004, and $6 million in 2005.

•
The reevaluation of the timing of recognition of motor company monies that impact the basis in our leased vehicles and depreciation methodologies applied to certain of our leased vehicles, which could result in changes to our depreciation expense. While further analysis is required, we estimate the aggregate potential impact could result in net decreases to pre-tax income of $10 million in years prior to 2001, $3 million in 2001 and $2 million in 2002, partially offset by net increases to pre-tax income of $1 million in 2003, $5 million in 2004, and $3 million in 2005.

Because the preparation of our financial statements continues, certain of the accounting matters identified at this stage as well as the potential impact of certain of these matters on our financial statements have not yet been finalized and are subject to change. As we continue the process of evaluating the accounting issues identified in the Form 8-Ks and completing the preparation of our financial statements, additional material accounting issues may be identified which, individually or in the aggregate, may result in material impairments to assets and/or material adjustments to or restatements of our financial statements for prior periods or prior fiscal years beyond those we have disclosed.

Liquidity and Waivers

We continue to believe we have adequate liquidity to fund our operating cash needs. We have previously obtained certain waivers and continue to seek additional waivers extending the date for delivery of our audited financial statements, or the audited financial statements of our subsidiaries, and other documents related to such financial statements to certain lenders, trustees and other third parties in connection with certain of our financing, servicing, hedging and related agreements and instruments (collectively, our “Financing Agreements”).

Our revolving credit facilities and various other Financing Agreements require, among other things that the Company file, and/or deliver to the various lenders and trustees (within various specified periods of time), our financial statements or the financial statements of our mortgage services segment. We have discussed the aforementioned accounting matters with our principal lenders and trustees under our revolving credit facilities and various other Financing Agreements. As previously disclosed, we have obtained waivers under our $1.3 billion Five-Year Amended and Restated Competitive Advance and Revolving Credit Agreement, our $500 million Revolving Credit Agreement, and certain other facilities waiving certain potential breaches of covenants under those instruments and extending the deadline (the “Extended Deadline”) for the delivery of our financial statements and/or our 2005 annual servicing report to the various lenders under those instruments until September 30, 2006, unless the principal amount of any indebtedness issued under our public notes indenture shall become due and payable (other than by optional redemption) prior to such date. We have not received any notices of default accelerating our payment of our currently outstanding indebtedness.

Under certain of our Financing Agreements, the lenders or trustees have the right to notify us if they believe we have breached a covenant under the operative documents and may declare an event of default. If we receive notice and are unable to cure the events of default or obtain necessary waivers within the required time periods or certain extended time periods, the maturity of some of our debt could be accelerated and our ability to incur additional indebtedness could be restricted.

Bishop’s Gate, a consolidated special purpose entity, received a notice (the “Notice”), dated July 10, 2006, from The Bank of New York, as Indenture Trustee (the “Trustee”), that certain events of default have occurred under the Base Indenture dated December 11, 1998 (the “Indenture”) between the Trustee and Bishop’s Gate, pursuant to which Bishop’s Gate Residential Mortgage Loan Medium Term Notes, Variable Rate Notes, Series 1999-1, Due 2006 and Variable Rate Notes, Series 2001-2, Due 2008 (collectively, the “Notes”) were issued. The total principal outstanding under the Notes is $800 million. We are in discussions with the Trustee seeking to obtain a waiver of any events of default under the Indenture from the required parties.

The Notice indicates that events of default occurred as a result of Bishop’s Gate failure to provide the Trustee with our and certain other audited annual and unaudited quarterly financial statements. While the Notice further informed the holders of the Notes of these events of default, the notice received did not constitute a notice of acceleration of repayment of the Notes. The Notice creates an event of default under the Amended and Restated Liquidity Agreement (the “Liquidity Agreement”), dated as of December 11, 1998, as further amended and restated as of December 2, 2003, among Bishop’s Gate, certain banks listed therein and JPMorgan Chase Bank, as Agent. The Liquidity Agreement supports commercial paper issued by Bishop’s Gate. We have received approvals from the required banks and are in the process of obtaining other approvals required under the Liquidity Agreement in order to finalize a waiver of this event of default.

There can be no assurance that any required waivers under any of our Financing Agreements will be received on a timely basis, if at all, or that any waivers obtained, including the waivers we have already obtained as described above, will extend for a sufficient period of time to avoid an acceleration event, an event of default or other restrictions on our business operations. Moreover, failure to obtain waivers could be material and adverse to our business, liquidity and financial condition.

Regulatory and Contractual Waivers

We have obtained certain waivers and continue to seek additional waivers extending the date for delivery of the audited financial statements of our subsidiaries and other documents related to such financial statements to certain regulators, investors in mortgage loans and other third parties in order to satisfy state mortgage licensing regulations and certain contractual requirements. We will continue to seek similar waivers as a result of the aforementioned accounting matters as may be necessary. There can be no assurance that any required waivers will be received on a timely basis, if at all, or that any waivers obtained, including the waivers we have already obtained, will extend for a sufficient period of time to avoid restrictions on our business operations. The failure to obtain waivers from investors in mortgage loans and other parties or the loss of licenses to do mortgage business in one or more states could be material and adverse to our business, liquidity and financial condition.

Internal Control Over Financial Reporting

We have not completed our assessment of internal controls over financial reporting as of December 31, 2005, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). We have, however, identified a number of internal control deficiencies, some of which have been classified as material weaknesses and others may be classified as significant deficiencies that alone or in the aggregate may constitute material weaknesses. A material weakness is a control deficiency (within the meaning of Public Company Accounting Oversight Board Auditing Standard No. 2), or combination of control deficiencies, that results in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by employees in the normal course of their assigned functions. Furthermore, we expect to conclude that our disclosure controls and procedures (as defined in Rule 13a-15 and 15d-15 under the Exchange Act of 1934, as amended) as of the year ended December 31, 2005 and the quarters ended March 31, 2006 and June 30, 2006 were not effective. Additional discussion regarding our controls and procedures will be included in our Form 10-K and our Quarterly Reports on Form 10-Q when filed.

The aforementioned control deficiencies have contributed to the delay in the finalization of our financial statements. Management intends to remediate such control deficiencies as promptly as possible. We have and will continue to devote substantial time and incur significant expense in connection with meeting the requirements of Section 404.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Exhibit 10.1	Base Indenture, dated as of December 11, 1998, between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee.
Exhibit 10.2
Series 1999-1 Supplement, dated as of November 22, 1999, to the Base Indenture, dated as of December 11, 1998, between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

Exhibit 10.3
Base Indenture Amendment Agreement, dated as of October 31, 2000, to the Base Indenture, dated as of December 11, 1998, between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

Exhibit 10.4
Series 2001-1 Supplement, dated as of March 30, 2001, to the Base Indenture, dated as of December 11, 1998, between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

Exhibit 10.5
Series 2001-2 Supplement, dated as of November 20, 2001, to the Base Indenture, dated as of December 11, 1998, between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

Exhibit 10.6
Base Indenture Second Amendment Agreement, dated as of December 28, 2001, to the Base Indenture, dated as of December 11, 1998, between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

Exhibit 99.1	Press Release, dated July 21, 2006 issued by PHH Corporation.

The information disclosed in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. As you read and consider the estimates of historic operating metrics, such as loan origination volume and average fleet units, and information regarding the appropriateness of certain accounting and tax treatments included in this Current Report on Form 8-K and Exhibit 99.1 hereto, you should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting our Business and Future Results,” in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: July 21, 2006